UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report	August 23, 2007
(Date of earliest event reported)

Protection One Alarm
Protection One, Inc.	Monitoring, Inc.
(Exact Name of Registrant	(Exact Name of Registrant
as Specified in Charter)	as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd Street, Suite 101	1035 N. 3rd Street, Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s Telephone Number	(Registrant’s Telephone Number
Including Area Code)	Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  2007 Senior Management Short-Term Incentive Plan

On August 23, 2007, Protection One, Inc. (together with its subsidiaries, the “Company”) adopted the 2007 Senior Management Short-Term Incentive Plan (the “2007 STIP”).  Through the 2007 STIP, certain senior managers and officers of the Company who have the opportunity to directly and substantially contribute to the Company’s achievement of short-term objectives are eligible to receive short-term incentive compensation.  The annual incentive target awards for the Company’s senior managers and officers range from 15% - 60% of base salary.  The annual incentive target awards for the Company’s named executive officers, including the Company’s principal executive officer and principal financial officer, are set forth below:

Name	Target Award (% of Base Salary)

Richard Ginsburg	60%
President and CEO

Darius G. Nevin	60%
Executive VP and CFO

Peter J. Pefanis	60%
Executive VP

J. Eric Griffin	40%
VP, General Counsel and
Corporate Secretary

Joseph R. Sanchez	40%
Senior VP, Customer
Operations

Under the 2007 STIP, 50% of the participants’ annual incentive target award is based on steady state net operating cash flow (the “SSNOCF Criterion”), 20% is based on recurring monthly revenue (the “RMR Criterion”) and 30% is based on discretionary qualitative criteria, including managerial effectiveness, each as described in the 2007 STIP. The SSNOCF Criterion and RMR Criterion applicable to the Company’s named executive officers is based on the Company’s steady state net operating cash flow and recurring monthly revenue, while the SSNOCF Criterion and RMR Criterion applicable to certain other participants is based, in part, on segment steady state net operating cash flow and segment recurring monthly revenue.

The Board of Directors is responsible for establishing and administering the 2007 STIP, determining whether actual individual compensation awards will be paid and approving the amount of the actual individual compensation awards.  The Board of Directors may delegate any or all of such responsibilities with respect to the 2007 STIP to a committee of the Board of Directors, other than with respect to decisions or determinations affecting the Chief Executive Officer or Chief Financial Officer of the Company.

The foregoing description of the 2007 STIP does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 STIP, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1            2007 Senior Management Short-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: August 29, 2007	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

Date: August 29, 2007	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer